Investor Conference Call 2 nd Quarter 2008 May 28, 2008 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange
Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2005, which was filed on December 10, 2007.

Other Cautionary Legends
• The financial information herein contains both audited and preliminary/unaudited and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other post-retirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

Navistar Participants
• Dan Ustian – Chairman, President,
& Chief Executive Officer
• Bill Caton – Executive Vice President
& Chief Financial Officer
• Terry Endsley – Senior Vice President & Treasurer
• Heather Kos – Vice President, Investor Relations

Overview
• FY 2008 1
st
and 2
nd
quarter 10-Q’s expected by
end of June
• Goal to be relisted on major exchange as soon
as possible
• Timely filer moving forward
• Known – Execution of path to $1.6 billion
manufacturing segment profit
• Despite a weak 2008 U.S. and Canada Industry
we will have a good year
• Committed to 2009 goals

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

7 Great Products Leveraging what we have and what others have built Class 6-7 ProStar™ School Bus 4400 11/13 Liter Big Bore Commercial Bus Workhorse Cl 3-7 2007 Engines LoneStar™ Military 7700

SCHOOL BUS
STOP

Combined Class 8
Ongoing Goal 20%

NAVISTAR

U.S. and Canada Traditional Market Share Leader
in Class 6-8 Trucks and School Bus
School Bus
Class 6 and 7 Class 8
Ongoing Goal 60%
Ongoing Goal 40%
Navistar FY08 FY07 PPT Change FY08 FY07 PPT Change
School Bus 56.6% 61.3% (4.7) ppt 57.8% 64.1% (6.3) ppt
Class 6-7 - Medium 34.3% 35.4% (1.1) ppt 36.0% 30.0% 6.0 ppt
Class 8 - Heavy 15.4% 14.3% 1.1 ppt 20.2% 13.3% 6.9 ppt
Class 8 - Severe Service 35.7% 25.6% 10.1 ppt 41.0% 28.8% 12.2 ppt
Combined Class 8 (Heavy & Severe Service) 22.7% 19.0% 3.7 ppt 26.5% 18.9% 7.6 ppt
Total Navistar 29.0% 24.9% 4.1 ppt 31.1% 26.8% 4.3 ppt
April YTD Market Share April YTD Order Receipt Share

Skyrise
56” Flat Roof 113” BBC
Positioned for Success
56” Flat Roof-Targeted for
owner operators and fleet
customers who haul bulk
goods (i.e. coils and liquids)
113” BBC-owner operators
and fleet customers that
value improved visibility,
maneuverability, and weight
Sky Rise – targeted to
optimize team driving
fleets (coast-to-coast)
60% 100% 100%
ProStar
TM
Phase II – launched in 1st half of 2008
Phase I – 122” Bumper to back of cab (BBC) - Complete
Phase II
in place

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Author | Topic: International Set To Retake The Top Spot? (Read 396 times)

Cobra13
Hero Member
Posts: 1153

JEVIC

International Set To Retake The Top Spot?
« on: March 27, 2008, 14:04:52 PM »

I was thinking.....The most common fleet trucks right now are Freightliner Columbias and Volvo VNs. A few years back, International was the top dog for fleet trucks. I've noticed though that the Prostar seems to be rising quickly in popularity, and many fleets (and owner operators for that matter) are buying them. Besides this, they have the Lonestar which is looking to be a very popular truck. It got me thinking though, is International in a position to regain the top spot for truck sales?

LONEStar

ThaddeusW
Regular Membership
Hero Member
Posts: 1029

Re: International Set To Retake The Top Spot?
« Reply #1 on: March 27, 2008, 19:02:23 PM »

Out of all the manufactures International seems to have allot of guts to release new and different trucks. Just look at their XT pickup line and you can see they are not afraid to do something different. The Lonestar is just plain awesome and radical in terms of design. They should also give the 4000 series a new look that will really make it stand out and they will maintain their top position in the class 6/7 market.

Logged

Nate
Global Moderator
Hero Member
Posts: 5998

Re: International Set To Retake The Top Spot?
« Reply #2 on: March 27, 2008, 20:46:47 PM »

In my opinion, they are doing it as we speak. For the reason just stated. They have the guts to do it. And their making it work, their large engine line is another gutsy move. Only time will tell. But I think in 5 years IHC will be back on top of all Commercial Trucks, from Class 8 to Class 6.

Look Ma A Volvo

Logged

10 “If Spiderman hauled freight… this is what he’d drive” – Today’s Trucking Blogs – Message Boards

Hands-On Trucking
MaxxForce Heavy Diesels...
Smooth, Quiet, Gutsy
International's upcoming 'big-bore' engines have interesting features, and test fleets offer positive reviews
April 2008
OFF Highway ENGINEERING
Meeting rising emissions standards
Plugging into electronics for safety
SAE 2008 World Congress
Heavy-duty diesel engines wall chart sponsored by Mahle
May the Force be with you
There's a new player in the big bore engine market
test drive
International TranStar
shifting gears
Launching the LoneStar

11 Industry News

• Fuel Economy And Emissions
One Of The First Auxiliary Power Units (APU) To Pass The
Stringent 2008 CARB Emissions Standards
• Integrated Design & Engineering
Diesel Generator Set Rated At 5.2 Kilowatts Of Power
• Typical APU is rated at 3.5 Kilowatts
Fully Integrated With The Vehicle Electronics
Best In Class Fuel Economy
Highly Styled For Fit And Aerodynamics
• Designed For Long Life
10,000 Hour Durability Life Tested To OEM Specifications
(typical competitors 4000 to 8000 hours)
• Extreme Quiet Operation
Fully Isolated For Noise And Vibration
• Long Service & Maintenance Intervals (1,000 Hours)
• Factory Installed And Warranted
An International Exclusive System
International’s
MaxxPower
Integrated APU
Typical
Aftermarket APU
Product Leadership

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
ProStar™
MaxxForce™ Big Bore 11/13L
Scale
Strategic Partnerships
Mahindra International
South America
Global Sourcing
Performance on track / Volume /
Dollar Weakness
Overall goal is to continuously
seek the needed quality at the
best price
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Post-retirement
Labor Operating Efficiencies Materials

MAXXFORCE
INTERNATIONAL DIESEL POWER®

INTERNATIONAL

NAVISTAR®

11L / 13L
MaxxForceTM 11L / 13L Engines
Industry leading attributes
Fuel economy
Weight
Noise Vibration Harshness (NVH)
Imported production start:  Dec. 2007
U.S. production start: Summer 2008
Significant cost savings versus purchased
engines at peak production

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

Future

Mahindra International

JLTV

GM

Launching

LoneStar™

ProStar™ Skyrise

11/13 Liter Big Bore

CF and Conventional Class 4/5
Profitable Growth
Mexico & Export
Increase export
market share
Military Commercial Bus
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Industry ranges
from 35K – 45K
Industry ranges
from 20K – 30K
Industry ranges
from 45K – 60K
Industry ranges
from 9K – 13K
Workhorse Cl 3-7

Profitable Growth
Mexico/Export – Continued Focus on Growth
Mexico
Delivering profitable
growth
20 dealers with more
than 85 locations
30% increase in dealer
locations
Fleet growth
• Cemex
• Femsa
• Lala
Export
Russia
Australia
Grow existing markets
• Latin America
• South Africa
• Middle East
Dedicated dealers in all
key markets
Mahindra International
Commercial Growth
India and Exports
• New full line Class 4-8 in
development
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (market 400,000
Class 3-8)
India’s first commercial
vehicles with electronic
common rail diesel engines
Mexico Market Share
24.0%
25.0%
26.0%
27.0%
28.0%
29.0%
30.0%
31.0%
32.0%
FY 2005 FY 2006 FY 2007 1st H FY08

Profitable Growth
Navistar Defense
Tactical
7000 MV
AFMTV
Taiwan
FMS
Afghan
Militarized /
supporting vehicles
5000 MV
Armored Line
Haul Tractor
TACOM-other urgent
requirements
MXT
MRAP
U.S. & Foreign
Future Opportunities
FMTV
M915
JLTV
We believe the military business is a $1.5 to $2 Billion
sustainable business
Navistar Defense Group

Delivering on our Commitments
Tactical Vehicles for security and rebuilding in Afghanistan and Iraq
• ~$1.3 Billion contract awarded April 2008 to
provide tactical wheeled vehicles and parts
• 7,072 vehicles and parts over three years

U.S. and Canada
Class 6-8 Retail Industry

NAVISTAR

200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
FY 2008 retail class 6-8
annualized through April
Navistar’s fiscal year is 11/1-10/31
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 20,000 24,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 63,000 70,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 175,000 191,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 258,000 285,000
FY 08
Guidance Actual

-29.8%
-14.7%*

-39.4%

-22.1%
-10.4%*

28.9%
10.7%

NAVISTAR

0
50,000
100,000
150,000
FY2006 FY2007 FY2008 Fcst*
0
10,000
20,000
30,000
40,000
50,000
FY2006 FY2007 FY2008 Goal
0
100,000
200,000
300,000
400,000
500,000
600,000
FY2006 FY2007 FY2008 Fcst*
0
100,000
200,000
300,000
400,000
500,000
FY2006 FY2007 FY2008 Fcst*
30,000
2008 Guidance
520,000
405,000
350K – 375K
U.S. & Canada Truck Industry
(Class 6-8 Units)
455,000
319,000
258K – 285K
Navistar Expansionary** Shipments
38,000
42,500
126,000
75,000
70K – 80K
*midpoint of guidance
Navistar U.S. & Canada Shipments
(Class 6-8 Units)
Flat
Navistar Engine Shipments
**includes all military shipments

Great Products
School Bus Class 6 and 7 Combined Class 8
Current  - 72/Day
May 19th
– up 4%
1st
Q – 65/day
Current  - 124/Day
91% increase
Sept. 2nd
– up 13%
1st
Q – 165/day
Current  - 202/Day
22% increase
May 19th
– up 4%
June 16th
– up 14%
Engines
Current Inline - 350/Day
V8 – 830/Day
Note:  All information is based on latest industry assumptions and is subject to change; depending on the facility, days of production varies

$0
$200
$400
$600
$800
$1,000
$1,200
FY2006
Full Year
FY 2007
Full Year
FY2008
1st Half*
FY 2008
Full Year
- - - - - - -$15B+ Goal by FY End 2009 - - - - -
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
FY2006
Full Year
FY2007
Full Year
FY2008
1st Half *
FY 2008
Full Year
2008 Guidance
Manufacturing Segment Profit ($ in millions)
Consolidated Revenues
($ in millions)
$14,200
*Charts reflect midpoint of guidance
$12,300
$6,700 -$6,900
1st
Half-$6,300
1st
Half-$6,100
$15,000+
$838
$426
$375-425
$950-1,000

2008 Guidance – Below the Line
Below the Line - Actions
Corporate items:
•
SGA – On Track
•
Post retirement actions – On Track / Better
Interest Expense – On Track
NFC – Low End (challenges from lower industry volume, lower
spreads, and accounting for derivatives)
Actual Target
FY 2007 FY 2009
Professional Fees ($224) ($140) ($160)
($20)-($30)
Corporate Items (Excluding Professional Fees) ($207) ($280) ($300) ($293)-($393)
Interest Expense (Manufacturing Only) ($196) ($140) ($160) ($157)-($177)
Financial Services Profit $128 $70 $50 $140 - $100
Sub total - Below the line range: ($499) ($490) ($570) ($330)-($500)
Full Year ($millions)
Target
FY 2008

-$3,000
-$2,500
-$2,000
-$1,500
-$1,000
-$500
$0
FY 2005 FY 2006 FY 2007
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
FY 2005 FY 2006 FY 2007
2008 Guidance – Post Retirement Plans
$224
$209
$122
Post retirement benefits - Expense
Pension funded status improved from $(865) million to $(197)
million
Health and Life Insurance benefits funded status improved from
$(1.7) billion to $(1.1) billion
Post Retirement plans funded status improved due to return on plan assets, rising discount rates and lowered expected medical costs for our Medicare eligible retiree population
Post retirement benefits – Funded Status
$(2,979)
$(2,535)
$(1,338)

Preliminary & Unaudited

U.S. and Canada
Class 6-8 Retail Industry

0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
FY2006
Full Year
FY2007
Full Year
FY2008
1st Half *
FY 2008
Full Year
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009

$0
$200
$400
$600
$800
$1,000
$1,200
FY2006
Full Year
FY 2007
Full Year
FY2008
1st Half*
FY 2008
Full Year
- - - - - - -$15B Goal by FY End 2009 - - - - -
Summary
Manufacturing Segment Profit ($ in millions)
Consolidated Revenues
($ in millions)
$14,200
*Charts reflects midpoint of guidance
$12,300
$6,800
1st
Half-$6,300
1st
Half-$6,100
$15,000+
$838
$426
$375-425
$950-1,000
Retail Class 6 - 8
FY 2008 retail class 6-8
annualized through April
$0
$50
$100
$150
$200
FY 2006 1st Half FY 2007 1st Half FY 2008 1st Half
Consolidated Pretax Income
($ in millions)
$103
$6
$120
$200
range

Preliminary & Unaudited

Manufacturing Segment Profit (in $B)

NAVISTAR

2006 - 2009 Manufacturing Segment Profit
$0
$1
$2
2006
We expect our strategy will enable us to
deliver our 2009 goal
Goal
$1.6*
Engine Actions/
MaxxForceTM
Operating
Efficiencies
10-20%
Savings
Global
Sourcing
ProStarTM
+$3K/
Truck
Expansionary
Growth
+15-20K
Units
Traditional
Share
+2%
Share
Parts
+$0.5B
Revenue
Military
+$1.5B
Revenue
2009
Complete
Complete
In Progress
Complete
In Progress
In Progress
In Progress
In Progress
Actual
$838

Current Filing Status
•
Continue to make progress on filing
– 2007 10-K will be filed shortly
– We have accelerated our 1
st
and 2
nd
Quarter 10-Q timelines; goal to file by end of June
– We plan to be timely filer by 2008 3
rd
Quarter 10-Q
– Annual Meeting date set for September 5, 2008
•
Associated professional auditing and consulting expenses continue to decline
– Excess costs are quickly trending down and will be minimal by calendar year-end
– Estimated normalized annual spend of $20M - $30M
•
Remediation plan supports long-term vision
– As of 2007 fiscal year-end, three material weaknesses were remediated
– Significant progress towards remaining items
– Focus on strengthening people, processes, and systems
– Foundational change will ensure that we have the controls in place to continue delivering accurate and timely financial results

Liquidity Overview
•
We have sufficient liquidity / borrowing capacity to
execute our strategies
•
Manufacturing Parent Company:
– Cash balances as expected
– Significant borrowing capacity available from committed facilities
•
Finance Companies:
– Completed $250 million retail note securitization April 25
– Access to relationship bank conduits will continue to be important
– Sufficient capacity for dealer floor-plan financing

Capital Structure and Cash
Audited Audited
Fixed Rate Oct. 31, 2005 Oct. 31, 2006 Oct. 31, 2007 Apr. 30, 2008
9 3/8% Senior Notes 393 $               - $                     - $                     - $
2 1/2% Convertible Notes 190                  -                        -                        -
4 3/4% Convertible Notes 202                  -                        -
7 1/2% Senior Notes 249                  15                     15                     15
6 1/4% Senior Notes 400                  -                        -                        -
9.95% Senior Notes 13                     11                     8                       7
Floating Rate
Bridge Loan Facility (L+500)
-                        1,500               -                        -
Term Loan Facility (L+325), matures Jan 2012
-                        -                        1,330               1,330
Other Debt 24                     61                     40                     36
Deal Cor/VIE Dealer Debt 245                  484                  267                  288
Sale/Leaseback Debt 408                  400                  368                  321
   Total Manufacturing Operations Debt 2,124 $            2,471 $            2,028 $            1,997 $
Audited Audited
Oct. 31, 2005 Oct. 31, 2006 Oct. 31, 2007 Apr. 30, 2008
Mfg cash, cash equivs. and marketables
867 $               1,214 $            722 $               625 $
Preliminary &
Unaudited
Manufacturing Operations Debt (in millions)
Manufacturing Operations Cash (in millions)
Preliminary &
Unaudited

International Dealer
Stock Inventory in units
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
Dec-05
Feb-06
Apr-06
Jun-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08

NAVISTAR

32 0 Stock Inventory Dealer Stock Inventory- Lowest point in over 5 years Note: Includes DealCor stock inventory Source: internal company reports

2007 / 2008 Liquidity
2007 / 2008 FY ($ millions)
Mfg. Cash Bal.:
(Preliminary
and
Unaudited)
2007
2008
Unaudited
6 months
ended
April 30
Forecast
2008
October 31, 2006 $1,214
October 31, 2007 $722 $722
Approx. Cash Flows:
From Operations ($185) small source large source
Dividends from NFC $400 $15 small source
From Investing / Cap Ex ($254) ($83) large use
From Financing / Debt Paydown ($453) ($34) approx. ($60)
Mfg. Cash Bal.:
October 31, 2007 $722
April 30, 2008 (approx.) $625
October 31, 2008 Fcst $550 - $650

NFC’s ability to fund itself largely unaffected
by credit crunch
• NFC retail activity primarily funded by term facilities that do not require refinancing until 2010
• Lower interest rates have caused some customers to refinance retail notes
• We have sufficient credit capacity to absorb refinancing
– Continuing access to bank conduits due to high portfolio credit quality
• Serviced receivables balances tracking to truck market trough
Retail Notes Bank Revolver
• Current Situation
– $1.0B DFP receivables
– $1.4B Funding Facility
(NFSC)
• NFSC terms
– Libor +52 bp
– Maturities requiring
refinancing beginning in
November
Off-balance sheet
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Libor  +40 bp
– Matures 2010
On-balance sheet
• $1.4 B Facility
– Initial funding of retail
note acquisitions
– Also funds
dealer / customer
open accounts
• Revolver terms
– Libor +225 bp
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)

Liquidity Summary
• Expect truck production to increase in Q4 2008,
restocking dealer inventory improved truck market and
impact of new products
• Parent company has no need to refinance in near-term
– Benefiting from lower Libor interest rate
– Intend to refinance opportunistically to stagger maturities
• Finance companies will regain access to public markets
when current filer
– Next significant refinance date is November 2008 in facility that funds dealer-floor plan notes
• We have sufficient liquidity / borrowing capacity to
execute our strategies

We expect our strategy will enable us to
deliver our 2009 goals and BEYOND
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

US DOT 063585
MC NO 311233
KYU 052486
HOT
Urea Tank
SCR Catalyst

NAVISTAR

Strategy to sustain and improve 2010 and
beyond
Why we choose EGR vs. SCR:
We believe SCR is a
transitional-stop gap approach
SCR forces the burden of
compliance on the customer
EGR builds on technologies we
are using today without ongoing
customer cost, complexity, and
inconvenience
Minimal, if any, effect on fuel
economy

Preliminary & Unaudited

Parts Sales by Year

NAVISTAR

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
FY 2005 FY 2006 FY 2007 FY 2012
Sustainable – 2010 and Beyond
GM Opportunity
Average revenue = $1.5B +
Mahindra International
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (Market 400,000
Class 3-8)
Navistar Defense
Group
Average revenue = $1.5B+
Export and
Expansionary Markets
Average Revenue Up
Navistar Parts
$1,373
$1,516 $1,562
$3,000
Part Sales at Maturity ($ in millions)
Other Opportunities
Military
Expansionary Global
Traditional
Goal

Arctic Ocean
Arctic Ocean
Arctic Ocean
Greenland (Den.)
Iceland
Russia
Canada
U.S.A.
United States of America
North Pacific Ocean
North Atlantic Ocean
North Pacific Ocean
Hawaiian Islands
Mexico
Kazakhstan
Mongolia
China
Turkey
India
Algeria
Libya
Egypt
Mali
Niger
Chad
Sudan
Ethiopia
Somalia
Venezuela
Colombia
Ecuador
Brazil
Peru
Bolivia
Paraguay
Chile
Argentina
Uruguay
Angola
Zambia
Namibia
Botswana
Zimbabwe
Madagascar
South Africa
Indian Ocean
Australia
South Pacific Ocean
South Atlantic Ocean
Antarctica

Continued Diversification
North America
Traditional
Class 6,7,8 & Mexico
Expansion
Class 4,5, CF, Conventional, MXT, RV, Military
Future Opportunities
GM
Rest of World
Today
South America, South Africa and Russia
Future Opportunities
India, Russia, Australia & China

Challenges
Known –
Execution of path to $1.6 billion manufacturing
segment profit
Navistar 2010 emissions path
Unknown
Cost increases – commodity/precious metal/currency
2010 emissions industry landscape
Capital structure cost
Ford resolution
Execution speed – ROW strategy

Summary
2008 industry recovery delayed with economy
2008 will be a strong year for Navistar despite a
weak U.S. and Canada industry
Plans in place for 2009 targets-$15+ Billion with $1.6
Billion Manufacturing Segment Profit
Great Products
Competitive Cost Structure
Profitable Growth
Growth in Export and Military
Changing Diesel environment
Sustainability 2010 and beyond

42 Appendix

2008 Guidance
*Excludes debt of majority-owned dealerships
**Represents cost included in both segments and corporate
***However, in general, we are always required to evaluate our valuation allowance position
($ Millions of dollars)
2007 2008 Guidance
Capital Expenditures
$312
$250 - $350
Professional Fees**
$234 $150 - $170
Manufacturing Debt*
$1,762
~$1,700
Engineering & Product
Development
$382
$400 - $430
Manufacturing Cash Balance
$722 $550 - $650
Income tax expense
$47
***No U.S. Federal, however, State and
AMT taxes.  Foreign tax rate ~mid 30’s.
Diluted Shares
70.3 million
~73 million

Frequently Asked Questions
Q1: What is the status of the GM opportunity?
A: As for the potential acquisition of the General Motors medium-duty truck business, we are diligently working to make sure that any acquisition would be in the best interests of the company and its shareholders but given the status of negotiations and our confidentiality obligations, we are not in a position at this time to make any further public announcements on this matter.
Q2: What should we assume as the total on capital expenditures for 2008?
A: For 2008, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be within the $250 million to $350 million range.  We continue to fund our strategic programs.
Q3: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets that is securitized (owned by) third party financing sources.
Q4: How many Dealcor dealers did you have as of April 30, 2008?
A: Of our 302 primary NAFTA dealers, 20 were Dealcor dealers as of April 30, 2008.  We expect to have
18 Dealcor dealers on October 31, 2008.
Q5: What percentage of Navistar’s parts revenue is proprietary versus all makes?
A: Approximately 40% of part’s revenue is proprietary.

Frequently Asked Questions
Q6: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed.
Q7: Have you seen any year-over-year steel, precious metals and resin cost increases in 2008?
A: Steel and Other Commodities — Commodity price increases, particularly for aluminum, copper, precious metals, resins, and steel have contributed to substantial cost pressures in the industry as well as from our suppliers. Cost increases related to steel, precious metals, resins, and petroleum products totaled approximately $184 million, $178 million, $86 million, and $20 million for 2005, 2006, 2007, and the six months of 2008, respectively, as compared to the corresponding prior year period. Generally, we have been able to mitigate the effects of these cost increases via a combination of design changes, material substitution, resourcing, global sourcing efforts, and pricing performance, although we do not specifically identify these items on customer invoices. In addition, although the terms of supplier contracts and special pricing arrangements can vary, generally a time lag exists between when we incur increased costs and when we might recoup them through increased pricing. This time lag can span several quarters or years, depending on the specific situation.
Q8: What is the status of your hybrid program?
A: We were the first manufacturer to bring this technology to on line production for Class 6 &7 and currently are producing our
DuraStar™
hybrid trucks well as a hybrid version of our industry-leading IC
Bus-brand school bus. To date, we have built and fielded over 200 units covering medium truck, bus, and package car applications. We have over 2.0 million miles of validation testing and are in the process of training our entire dealer organization on selling and servicing this new product. Certification tests are showing improvements of up to 70% in fuel economy and 40% in CO2 emissions.

Frequently Asked Questions
Q9: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air.  How is Navistar responding to these growing influences?
A: Navistar and its production units are fully engaged and are offering solutions on multiple fronts to the commercial truck industry. Aerodynamic efficiency is the single most important issue to address to improve the fuel economy of on-highway trucks. International
ProStar™
is the industry's most
aerodynamic and fuel efficient Class 8 truck. We do extensive development in wind tunnels and work hard to achieve industry-leading aero-efficiency. And our recently introduced International®
LoneStar™
is setting a whole new standard of aero-efficiency among premium Class 8 trucks.  Another significant reduction in both fuel consumption and emissions can be achieved by reducing idle time of on-highway trucks. Navistar will be the first manufacturer to offer a fully integrated Alternate Power Unit (APU) when the
MaxxPower™
APU is launched later this year. The
MaxxPower™
APU allows drivers to operate the
truck HVAC system and other "hotel" loads while consuming 80% less fuel than idling the main engine.
We also believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses.  We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves.
We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace
for the industry in achieving this year’s historically low emission requirements.   We have advanced the
standard of efficiency with our new
ProStar™
truck. And we are well into the important wave of
customer interest in hydraulic and electric hybrids which will have a substantial impact on the reduction in green house gas emissions.
Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue Sky Award for 2007 from WestStart-CALSTART.

Truck Shipments
Note:  Information shown below is based on Navistar’s fiscal year-end
FISCAL YEAR 06 FULL YEAR 06
Units Units Units Units Units
BUS 4,100          4,500              4,300             5,100              18,000
MEDIUM TRUCK 7,300          11,500            12,100           14,300            45,200
HEAVY TRUCK 7,900          9,900              10,200           15,400            43,400
SEVERE SERVICE 3,900          4,500              4,300             6,300              19,000
TOTAL TRUCK SHIPMENTS 23,200        30,400            30,900           41,100            125,600
Military (U.S. and Foreign) 100             100                 900                400                 1,500
Expansionary Shipments 6,100          7,000              7,800             7,400              28,300
World Wide Truck Shipments 29,400        37,500            39,600           48,900            155,400
FISCAL YEAR 07 FULL YEAR 07
Units Qtr vs Qtr Units Qtr vs Qtr Units Qtr vs Qtr Units Qtr vs Qtr Units
BUS 3,400          -17% 4,100              -9% 3,200             -26% 3,900              -24% 14,600
MEDIUM TRUCK 9,700          33% 6,800              -41% 5,600             -54% 6,600              -54% 28,700
HEAVY TRUCK 7,000          -11% 4,500              -55% 2,600             -75% 3,300              -79% 17,400
SEVERE SERVICE 3,900          0% 3,300              -27% 3,500             -19% 3,700              -41% 14,400
TOTAL TRUCK SHIPMENTS 24,000        3% 18,700            -38% 14,900           -52% 17,500            -57% 75,100
Military (U.S. and Foreign) 300             200% 400                 300% 400                -56% 600                 50% 1,700
Expansionary Shipments 9,400          54% 9,200              31% 9,300             19% 8,900              20% 36,800
World Wide Truck Shipments 33,700
15%
28,300
-25%
24,600
-38%
27,000
-45%
113,600
FISCAL YEAR 08 April YTD FY08
Units Qtr vs Qtr Units Qtr vs Qtr Units Qtr vs Qtr Units Qtr vs Qtr Units
BUS 3,100          -9% 3,300              -20% 6,400
MEDIUM TRUCK 3,700          -62% 6,300              -7% 10,000
HEAVY TRUCK 2,600          -63% 3,900              -13% 6,500
SEVERE SERVICE 2,300          -41% 3,400              3% 5,700
TOTAL TRUCK SHIPMENTS 11,700
-51%
16,900
-10%
-                 -                  28,600
Military (U.S. and Foreign) 1,300          333% 2,000              400% 3,300
Expansionary Shipments 6,300          -33% 8,300              -10% 14,600
World Wide Truck Shipments 19,300
-43%
27,200
-4%
-                 -                  46,500
VOLUME BY PRODUCT LINE:
1Q06 2Q06 3Q06 4Q06
1Q07 2Q07 3Q07 4Q07
1Q08 2Q08 3Q08 4Q08

World Wide Engine Shipments
Navistar (WW Engine Shipments) 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 80,200           92,200           75,200           68,100           315,700
Other OEM's (All Models) 25,300           29,000           26,500           24,100           104,900
Engine Shipments to Truck Group 17,600           24,300           25,100           32,100           99,100
Total Shipments 123,100         145,500         126,800         124,300         519,700
Navistar (WW Engine Shipments) 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000           56,200           65,300           53,500           235,000
Other OEM's (All Models) 21,000           26,400           29,200           27,700           104,300
Engine Shipments to Truck Group 23,100           12,100           13,700           16,500           65,400
Total Shipments 104,100         94,700           108,200         97,700           404,700
Navistar (WW Engine Shipments) 1st Q 2nd Q 3rd Q 4th Q April YTD
Ford 47,000           55,300           -                -                102,300
Other OEM's (All Models) 25,900           31,500           -                -                57,400
Engine Shipments to Truck Group 12,900           15,700           -                -                28,600
Total Shipments 85,800           102,500         -                -                188,300
2008
2006
2007

Order Receipts – U.S. & Canada
Navistar (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 2,740           2,786           3,371           2,748           11,645
Medium (Class 6-7) 4,335           3,128           6,072           5,271           18,806
Combined Class 8 (Heavy & Severe Service) 5,163           4,571           8,360           5,815           23,909
Total Navistar 12,238         10,485         17,803         13,834         54,360
Industry (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 4,521           4,094           5,509           5,275           19,399
Medium (Class 6-7) 13,957         10,914         12,241         13,338         50,450
Combined Class 8 (Heavy & Severe Service) 31,043         20,353         28,069         27,887         107,352
Total Industry 49,521         35,361         45,819         46,500         177,201
Navistar (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q April YTD
Bus (School) 2,377           2,763           -               -               5,140
Medium (Class 6-7) 5,321           5,597           -               -               10,918
Combined Class 8 (Heavy & Severe Service) 11,046         11,268         -               -               22,314
Total Navistar 18,744         19,628         -               -               38,372
Industry (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q April YTD
Bus (School) 3,930           4,956           -               -               8,886
Medium (Class 6-7) 14,214         16,145         -               -               30,359
Combined Class 8 (Heavy & Severe Service) 44,319         39,839         -               -               84,158
Total Industry 62,463         60,940         -               -               123,403
2007
2007
Order receipts:  U.S. & Canada (Units)
Order receipts:  U.S. & Canada (Units)
2008
2008

Options Outstanding and Exercisable
(Unaudited)
Basic average shares outstanding as of April 30, 2008 were approximately 70.3 million.
Note: Information as of April 30, 2008
Range of prices
Number
Outstanding
(in thousands)
Weighted Avg
Remaining
Contractual Life
Weighted Avg
Exercise Price
Number
Exercisable
(in thousands)
Weighted Avg
Remaining
Contractual Life
Weighted Avg
Exercise Price
$21.22  -  $31.81 2,775                   5.2 25.66 $               2,416 4.9 25.58 $
$32.18  -  $41.53 3,043                   3.9 39.72                  3,043 3.9 39.72
$42.48  -  $51.75 1,159                   5.2 43.12                  1,159 5.2 43.12
Total 6,977                  4.6 34.69 $               6,618 4.5 35.16 $
Options Outstanding Options Exercisable

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for,
U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.
Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations, to provide an additional measure of performance.
DEBT YE 2005 YE 2006 YE 2007 2007 - 2Q 2008 - 2Q
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325)
- $                          - $                          1,330 $                    1,470 $                    1,330 $
Bridge Loan Facility (Libor + 500) -                             1,500                    -                              -                               -
Financing arrangements and capital lease obligations  408                        401                        369                          383                          321
6.25% Senior Notes 400                        -                             -                              -                               -
9.375% Senior Notes 393                        -                             -                              -                               -
7.5% Senior Notes
249                        15                          15                            15                            15
Majority owned dealership debt 245                        484                        267                          399                          288
4.75% Subordinated Exchangeable Notes, due 2009 202
2.5% Senior Convertible Notes 190                        -                             -                              -                               -
9.95% Senior Notes 13                          11                          8                              10                            7
Other
24                          61                          40                            50                            36
Total manufacturing operations debt 2,124                    2,472                    2,029                       2,327                       1,997
Financial services operations
Borrowing secured by asset-backed securities,, at variable rates, due serially through 2011 2,779 $                 3,104 $                 2,748 $                    3,027 $                    2,585 $
Bank revolvers, variable rates, due 2010 838                        1,426                    1,355                       1,232                       1,562
Revolving retail warehouse facility, variable rates, due 2010
500                        500                        500                          500                          500
Commercial Paper -                             28                          117                          92                            190
Borrowing secured by operating and finance leases
148                        116                        132                          132                          134
Total financial services operations debt 4,265 $                 5,174 $                 4,852 $                    4,983 $                    4,971 $
Cash & Marketable Securities YE 2005 YE 2006 YE 2007 2007 - 2Q 2008 - 2Q
Manufacturing non-GAAP 867 $                     1,214 $                 722 $                       584 $                       625 $
Financial Services non-GAAP 53                          80                          95                            83                            77
Consolidated US GAAP
920 $                     1,294 $                 817 $                       667 $                       702 $
(Audited)
(Audited)
(Preliminary and Unaudited)
(Preliminary and Unaudited)

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for,
U.S. Generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations, to provide an additional measure of performance.
Memo:
Full Year Full Year
FY 2006
($ Billions)
FY 2007
($ Billions)
Revenues $14 $12 $6.7 $6.9
($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $425 $375 $1,000 $950
Corporate Items ($398) ($431) ($162) ($172) ($420) ($460) ($313) ($423)
Interest Expense ($192) ($196) ($68) ($78) ($140) ($160) ($157) ($177)
Financial Services Profit $147 $128 $5 ($5) $70 $50 $140 $100
Sub total - Below the line range: ($443) ($499) ($225) ($255) ($490) ($570) ($330) ($500)
Consolidated Income Before Income Tax $395 ($73) $200 $120 $510 $380 $1,270 ($1,100)
Memo - Professional fees included above in corporate items: ($71) ($224) ($97) ($101) ($140) ($160) ($20) ($30)
SEC Regulation G
($Millions)
FY 2008
($ Billions)
1st Half Full Year
FY 2008
($ Billions)
($Millions)
$15+
$1,600
$15+
Full Year
FY 2009
($ Billions)
($Millions)